MACRO COMMUNICATIONS INC

FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2004 (restated) and 2003

JASPERS + HALL, PC
CERTIFIED PUBLIC ACCOUNTANTS
9175 E. Kenyon Avenue, Suite 100
Denver, CO 80237
303-796-0099

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors
Macro Communications, Inc.
Duluth, Georgia

We have audited the accompanying balance sheet of Macro Communications, Inc. as of December 31, 2003, and the related statements of operations and changes in stockholders’ deficit and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Macro Communications, Inc. as of December 31, 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note K to the financial statements, the Company’s significant operating loss and accumulated deficit raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Jaspers + Hall, PC
Denver, Colorado
April 7, 2006

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors
Macro Communications, Inc.
Duluth, Georgia

We have audited the accompanying balance sheet of Macro Communications, Inc. as of December 31, 2004, and the related statements of operations and changes in stockholders’ deficit and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of Macro Communications, Inc. as of December 31, 2003 , were audited by other auditors whose report dated April 7, 2006, on those statements included an explanatory paragraph that described the Company continuing as a going concern, as discussed in Note K to the financial statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our report dated June 9, 2005, we expressed an opinion that the 2004 financial statements did not fairly present financial position, results of operations, and cash flows in conformity with accounting principles generally accepted in the United States of America because The Company has excluded from property and equipment and debt in the accompanying balance sheet certain lease obligations that, in our opinion, should have been capitalized. As described in Note I the company has changed it’s method of accounting for this item.

In addition we were unable to confirm accounts payable to certain vendors, and were unable to satisfy ourselves as to the exposure of pending or threatened litigation, as described in Note H and The Company did not have adequate documentation to substantiate the historical cost of $2,340,000 of equipment included in the accompanying balance sheet as described in Note K. Subsequently the company has provided the documentation and restated the 2004 financial statement to conform with accounting principles generally accepted in the United States of America. Accordingly, our present opinion on the 2004 financial statements, as presented herein, is different from that expressed in our previous report.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Macro Communications, Inc. as of December 31, 2004, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note I to the financial statements, the Company’s significant operating loss and accumulated deficit raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Birnbrey, Minsk & Minsk LLC
Atlanta, Georgia
April 13, 2006

MACRO COMMUNICATIONS, INC.
BALANCE SHEETS

December 31	December 31
2004 (restated)	2003
ASSETS
Current
Cash	$66,922	$207,904
Accounts Receivable	11,670	448,099
Other Assets	8,639	23,329
Total Current Assets	87,231	679,332

Telephone & Office Equipment	1,948,031	1,948,031
Less Accumulated Depreciation	(852,169)	(455,400)

Net Telephone & Office Equipment	1,095,862	1,492,631

TOTAL ASSETS	$1,183,093	$2,171,963

LIABILITIES
Current
Accounts Payable	1,468,454	1,764,184
Accrued Expenses	18,443	27,443
Accrued Liability of Unused Airtime on Phone Cards	178,743	249,341
Loan From Stockholder	265,534	200,000
Bank Line of Credit	471,692	-
Obligations Under Capital Leases	888,185	1,024,883
Other Current Liabilities		9,842

Total Current Liabilities	$3,291,051	$3,275,693

STOCKHOLDERS’ DEFICIT

Capital Stock - par value $0.10 per share,
10,000 shares authorized, 1,000 issued and outstanding	100	100
Additional paid-in capital	400	400
Accumulated Deficit	(2,108,458)	(1,104,230)

Total Stockholder’s Deficit	(2,107,958)	(1,103,730)

TOTAL LIABILITIES AND STOCKHOLDER’S DEFICIT	$1,183,093	$2,171,963

The accompanying notes are an integral part of these financial statements.

MACRO COMMUNICAITONS, INC.
STATEMENTS OF OPERATIONS

	Year ended December 31	Year ended December 31
	2004 (restated)	2003
REVENUE	$11,871,442	$18,808,567

COST OF SERVICE	(11,007,314)	(17,152,072)

GROSS PROFIT	864,128	1,656,495

Operating Expense
Salaries & Other Personnel Expense	949,896	1,533,836
Office Expense	362,182	495,261
Profession Fees	20,367	84,646
Other General Administration Expense	2,583	58,592
Depreciation	396,769	302,540

Total Operating Expense	1,731,797	2,474,875

LOSS FROM OPERATIONS	(867,669)	(818,380)

OTHER INCOME (EXPENSE), NET	(8,594)	260,008

LOSS BEFORE INTEREST	(876,263)	(558,372)

Interest Expense	127,965	107,120

NET INCOME (LOSS)	$(1,004,228)	$(665,492)

Net Loss Per Share, Basic	$1004	$665

The accompanying notes are an integral part of these financial statements.

MACRO COMMUNICATIONS, INC.
STATEMENTS OF CASH FLOWS

	Year Ended December 31	Year Ended December 31
	2004 (restated)	2003
CASH FLOWS FROM OPERATING ACTIVITIES
Net Loss	$(1,004,228)	$(665,492)

Adjustments To Reconcile Net Loss To Net Cash Provided by (Used By) Operating Activities:
Depreciation	396,769	302,540
Gain on Settlement of Debt	-	(259,850)
Changes in Assets and Liabilities
Accounts receivable	436,429	(142,235)
Other Assets	14,690	(696)
Accounts payable	(295,730)	1,014,113
Accrued Liability of Unused Airtime on Phone Cards	(70,598)	167,339
Accrued Expenses and other current liabilities	45,365	14,569

NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITES	(477,303)	330,289

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of Telephone and Office Equipment	-	(969,668)

NET CASH USED IN INVESTING ACTIVITIES	-	(969,668)

CASH FLOWS FROM FINANCING ACTIVITIES

Loan from Stockholder	65,534	200,000
Net Borrowing under Line of Credit	471,692	-
Increase in Obligations under Capital Leases	-	722,466
Principal Payments on Obligations under Capital Leases	(200,905)	(201,533)

NET CASH PROVIDED FROM FINANCING ACTIVITIES	336,321	720,933

NET INCREASE (DECREASE) IN CASH	(140,982)	181,553

CASH, BEGINNING OF YEAR	207,904	26,351

CASH, END OF YEAR	$66,922	$207,904

Supplemental Disclosure Of Cash Flow Information
Interest paid in Cash	$45,935	$76,686
Income Tax	-	-

The accompanying notes are an integral part of these financial statements.

MACRO COMMUNICATIONS, INC.
STATEMENT OF CHANGES IN STOCKHOLDERS’ DEFICIT
ADDITIONAL
COMMON STOCK		PAID-IN
SHARES	AMOUNT	CAPITAL	DEFICIT	TOTAL
Balance, December 31, 2002	1,000	$100	$400	$(438,738)	$(438,238)

Net Loss for the year	-	-	-	(665,492)	(665,492)

Balance, December 31, 2003	1,000	$100	$400	$(1,104,230)	$(1,103,730)

Net Loss for the year (restated)	-	-	-	(1,004,228)	(1,004,228)

Balance, December 31, 2004 (restated)	1,000	$100	$400	$(2,108,458)	$(2,107,958)

The accompanying notes are an integral part of these financial statements.

MACRO COMMUNICATIONS, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004 (restated) and 2003

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES

Nature of Operations

Macro Communications, Inc. (the Company) was incorporated under the laws of the state of Georgia on January 26, 2001, as a company formed for profit. The Company’s principal activity is to provide long distance calling services through the use of prepaid phone cards.

The accounting principles followed by the Company that materially affect the determination of its financial position, results of operations and cash flows are summarized below.

Revenue Recognition

The Company recognizes revenue upon the sale and activation of a calling card.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The Company estimates Accrued Liability of Unused Airtime on Phone Cards based on sold but unused airtime (net of allowances) at the date of the Balance Sheet. This amount represents the estimated cost for the Company to provide these services.

The Company estimates that the Useful Life on Telephone and Office Equipment is 5 years.

Cash

Cash is composed of bank deposits and cash-on-hand.

Accounts Receivable

Accounts receivable are stated at an estimated net realizable value.

Telephone & Office Equipment

Telephone & Office Equipment is stated at cost, and is depreciated on the straight-line method over the estimated useful life of the assets.

Income Taxes

The Company utilizes the asset and liability method of accounting for income taxes pursuant to Statement of Financial Accounting Standards “Accounting for Income Taxes” (SFAS No. 109), which requires deferred income taxes to reflect the tax consequences of temporary differences between the assets and liabilities recognized for financial reporting purpose and such amounts recognized for tax purposes. The significant temporary differences of the Company relate to net operating loss carryforwards and depreciation.

Fair Value of Financial Instruments

The carrying amount of the Company’s cash, accounts receivable, accounts payable, accrued expenses, unused airtime on phone cards and line of credit approximates fair value because of the short maturity of these instruments.

Going Concern

The Company continues to operate as a going concern. The Company has a negative Accumulated Deficit, and has not attained profitable operations. Management believes that sufficient funding in working capital will be available, and restructuring of its operations will result in positive improvements to its operational capacity. The financial statements do not include any adjustment that might be necessary if the Company is unable to continue as a going concern.

NOTE B - TELEPHONE AND OFFICE EQUIPMENT

The Company has fixed assets primarily comprised of telecom equipment that is depreciated on a straight-line basis with an estimate of useful life of 5 years.

At December 31, 2003, the net book value of equipment serving as collateral for equipment and bank borrowings is $1,398,274.

At December 31, 2004, the net book value of equipment serving as collateral for equipment and bank borrowings is $1,095,862.

Depreciation Expense for 2004 and 2003 were $386,769, and $302,540, respectively.

NOTE C - LOAN FROM STOCKHOLDER

As at December 31, 2004, and 2003, the Company has a non-interest bearing demand note payable held by its majority stockholder totaling $265,534, and $200,000, respectively.

NOTE D - LINE OF CREDIT

At December 31, 2004, the line of credit with First Citizens Bank allowed for a maximum outstanding indebtedness of $471,692. The line bears interest at 6.5% and expired on May 24, 2005. The line is collateralized by equipment and guaranteed by the stockholders of the Company. The lending officer of the bank is related to the stockholders of the Company. Subsequent to December 31, 2004, this line of credit was extended through May 26, 2006.

NOTE E - ACCRUED LIABILITES

At December 31, 2004, and 2003, the Company recorded an Accrued Liability on Unused Airtime on Phonecards of $178,743, and $249,341.

NOTE F - OBLIGATIONS UNDER CAPITAL LEASES

As of December 31, 2004, the Company was in arrears on Capital Lease obligations totaling $888,185, and these amounts are included in Current Liabilities as they were considered due in 2005.

Equipment under Capital Leases at December 31, 2004, and 2003 was as follow:

	2004	2003
Cost	$1,087,086	$1,827,086
Less Accumulated Depreciation	794,227	428,812
Net Book Value	$292,859	$1,398,274

Subsequent to December 31, 2004, the Company negotiated debt settlements related to these capital lease obligations that were in arrears and is now no longer in arrears.

NOTE G - INCOME TAXES

As of December 31, 2004, the tax effect of the Company’s cumulative temporary differences, relating primarily to the future benefit of net operating loss carryforwards, approximates $925,000 and $453,000 respectively, is offset by a valuation allowance of an equal amount. The valuation allowance is required to the extent that it is probable that a future tax benefit will not be realized.

As at December 31, 2004, and 2003, the Company has approximately $2,393,000 and $1,076,000 net operating loss carryforwards which expire at various dates through 2024, and is offset by a valuation allowance of an equal amount.

NOTE H- COMMITMENTS AND CONTINGENCIES

COMMITMENTS

The Company leases office space under an operating lease agreement expiring December 2006. At December 31, 2004, minimum future rental payments under this operating lease are as follows:

2005  $116,593
2006  $121,301

CONTINGENCIES

Litigation

The Company is in settlement negotiation with various telecom carriers who have threatened or filed lawsuits for delinquent payments. Amounts payable to these vendors have been recorded in accounts payable as of December 31, 2004, and 2003. Management believes that the ultimate disposition of these matters will not have a material adverse effect on the operations or financial condition of the Company taken as a whole.

NOTE I - Previously Issued Financial Statements

Previously issued Financial Statements for the year ending December 31, 2004 dated June 9, 2005, received a qualified audit opinion because the Company had not properly recorded its Property & Equipment, and Capital Lease obligations.

Upon review of the previously reported balances, management concluded that fixed asset balances were misstated for the year 2004, and had been improperly recorded in prior years. Management restated these balances, reducing the net book value of property and equipment at December 31, 2004 by $413,515 to $1,095,862.

Management review also concluded that Capital Lease obligations had been recorded in Accounts Payable, when in fact they should have been separately disclosed. Management reclassified $777,090 due to Lessors from Accounts Payable to Obligations Under Capital Lease. In addition, the amounts reclassified for these Lease Obligations were further discounted to present value.

Due to the misstatement to Property & Equipment and Capital Lease Obligations, Depreciation expense and Interest expense were also misstated. As a result, the restatement resulted in a decrease of Accumulated Depreciation of $1,793,465 and an increase in Interest expense of $83,350.

The net effect of these restatements on the previously reported 2004 Loss was a reduction of $543,706 from $1,547,934 to $1,004,228, or $544 per share.

Management review of previously reported financial statements found additional error in the stated par value of the Common Stock. As a result, par value of common stock has been restated to $0.10 per share, which also resulted in a reclassification of $400 from Share Capital to Additional Paid-in Capital.

During the preparation and audit of the year 2003 financial statements, the Company reviewed its Fixed Assets and Capital Lease obligations which resulted in an adjustment to increase Accumulated Deficit by $987,159, or $987 per share. The year 2003 financial statements were previously unaudited. These adjustments, in turn resulted in a restatement of the year 2004 Accumulated Deficit, increasing by $443,453 or $443 per share, to $2,108,458.

NOTE J - RELATED PARTY TRANSACTIONS

In the years ending December 31, 2004, and 2003, Revenue include sales of approximating $7,055,000 and $7,700,000, respectively, to W.L. Petrey Wholesale Co., Inc., a company related by common ownership.

At December 31, 2004, and 2003, the Company had an Accounts Receivable Balance of $0 and $116,559, respectively, with W.L. Petrey Wholesale Co., Inc., a company related by common ownership.

NOTE K - GOING CONCERN

As shown in the accompanying financial statements, the Company incurred a loss from operations of $ 1,004,228 and $ 665,492 during the years ended December 31, 2004 and 2003, respectively, and as of those dates, the Company’s liabilities exceeded its assets by approximately $ 2,107,958 and $ 1,103,730, respectively. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

Subsequent to December 31, 2004, the Company has implemented a number of operational changes to improve the income to operations and improve the equity position. The Company has negotiated and settled a number of vendor liabilities, reduced personnel, and increased business efforts to focus on large and strategic clients. In addition, 80% interest of the Company was acquired by Jupiter Global Holdings per Note L, which will provide additional working capital to help the Company realize its business plan.

NOTE L - SUBSEQUENT EVENTS

On September 22, 2005, Jupiter Global Holdings (“Jupiter”) purchased an 80% interest in the Company for a purchase price of $2,000,000 in $70,000 cash and $1,930,000 promissory note in exchange for newly issued shares of common stock, subject to adjustment based on the Company’s achievement of certain operational targets. The Promissory Note shall be paid in monthly installments of varying amounts through July 2006, at an interest rate of 8%. The Company holds these shares as security for the promissory note, to be released as operational targets are achieved and contingent payments are received. As at April 7, 2006, the balance on this promissory note is $ 1,565,000.

MACRO COMMUNICATIONS INC

FINANCIAL STATEMENTS

SIX MONTHS ENDED JUNE 30, 2005

MACRO COMMUNICATIONS, INC.
UNAUDITED BALANCE SHEETS
SIX MONTHS ENDING JUNE 30, 2005

June 30
2005
ASSETS
Current
Cash	$28,466
Accounts Receivable	7,999
Other Assets	8,639
Total Current Assets	45,105

Telephone & Office Equipment	1,063,065
Less Accumulated Depreciation	(696,568)

Net Telephone & Office Equipment	366,497

TOTAL ASSETS	$411,602

LIABILITIES
Current
Accounts Payable	1,726,950
Accrued Expenses	25,536
Loan From Stockholder	411,134
Bank Line of Credit)	471,692
Obligations Under Capital Leases	187,822
Other Current Liabilities	117,234

Total Current Liabilities	$2,823,134

STOCKHOLDERS’ DEFICIT

Capital Stock - par value $0.10 per share,
10,000 shares authorized, 1,000 issued and outstanding	100
Additional paid-in capital	400
Accumulated Deficit	(2,412,032)

Total Stockholder’s Deficit	(2,411,532)

TOTAL LIABILITIES AND STOCKHOLDER’S DEFICIT	$411,602

The accompanying notes are an integral part of these financial statements.

MACRO COMMUNICAITONS, INC.
UNAUDITED STATEMENTS OF OPERATIONS
SIX MONTHS ENDING JUNE 30, 2005

June 30
2005
REVENUE	$4,754,684

COST OF SERVICE	(3,999,923)

GROSS PROFIT	754,761

Operating Expense
Salaries & Other Personnel Expense	(481,605)
Office Expense	(361,273)
Profession Fees	(26,296)
Other General Administration Expense	(12,810)
Depreciation	(198,385)

Total Operating Expense	(1,080,369)

LOSS FROM OPERATIONS	(325,608)

OTHER INCOME (EXPENSE), NET	73,128

LOSS BEFORE INTEREST	(252,480)

Interest Expense	51,093

NET INCOME (LOSS)	$(303,573)

Net Loss Per Share, Basic	$304

The accompanying notes are an integral part of these financial statements.

MACRO COMMUNICATIONS, INC.
UNAUDITED STATEMENTS OF CASH FLOWS
SIX MONTHS ENDING JUNE 30, 2005

Six Months Ended June 30
2005
CASH FLOWS FROM OPERATING ACTIVITIES
Net Loss from continuing operations	$(303,573)

Adjustments To Reconcile Net Loss To Net Cash Used By Operating Activities
Depreciation	198,385
Gain on Settlement of Debt	(73,128)
Changes in Assets & Liabilities
Accounts receivable, (Increase) Decrease	3,671
Prepaid expense, Increase (Decrease)	0
Accounts payable, Increase (Decrease)	258,497
Accrued Liability of Unused Airtime on Phone Cards	(178,743)
Other Changes in Working Capital	3,095

NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITES	(91,798)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of Telephone & Office Equipment	-

NET CASH USED IN INVESTING ACTIVITIES	-

CASH FLOWS FROM FINANCING ACTIVITIES

Loan from Stockholder	145,600
Principal Payments on Capital Leases	(92,258)

NET CASH PROVIDED FROM FINANCING ACTIVITIES	53,342

NET NCREASE (DECREASE) IN CASH	(38,456)

CASH, BEGINNING OF PERIOD	66,922

CASH, END OF PERIOD	$28,466

Supplemental Disclosure Of Cash Flow Information
Interest paid in Cash	7,269

The accompanying notes are an integral part of these financial statements.

MACRO COMMUNICATIONS, INC.
UNAUDITED STATEMENT OF CHANGES IN STOCKHOLDERS’ DEFICIT
SIX MONTHS ENDING JUNE 30, 2005

			ADDITIONAL
	COMMON STOCK		PAID-IN
	SHARES	AMOUNT	CAPITAL	DEFICIT	TOTAL
Balance, December 31, 2002	1,000	$100	$400	$(438,738)	$(438,238)

Net Loss for the year	-	-	-	(665,492)	(665,492)

Balance, December 31, 2003	1,000	$100	$400	$(1,104,230)	$(1,103,730)

Net Loss for the year	-	-	-	(1,104,228)	(1,104,228)

Balance, December 31, 2004	1,000	$100	$400	$(2,108,458)	$(2,107,958)

Net Loss for the period				(303,573)	(303,574)

Balance, June 30, 2005	1,000	$100	$400	$(2,412,031)	(2,411,532)

The accompanying notes are an integral part of these financial statements.

MACRO COMMUNICATIONS, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 2005

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES

Nature of Operations

Macro Communications, Inc. (the Company) was incorporated under the laws of the state of Georgia on January 26, 2001, as a company formed for profit. The Company’s principal activity is to provide long distance calling services through the use of prepaid phone cards .

The accounting principles followed by the Company that materially affect the determination of financial position, results of operations and cash flows are summarized below.

Revenue Recognition

The Company recognizes revenue upon the sale and activation of a calling card.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The Company estimates Accrued Liability of Unused Airtime on Phone Cards based on sold but unused airtime net of allowances a the date of the Balance Sheet.

The Company estimates that the Useful Life on Telephone and Office Equipment is 5 years.

Cash and Cash Equivalents

Cash equivalents are composed of bank deposits and cash-on-hand.

Accounts Receivable

Accounts receivable are stated at the amount the Company expects to collect.

Telephone & Office Equipment

Telephone & Office Equipment is stated at cost, and is depreciated on the straight-line method over the estimated useful life of the assets.

Income Taxes

The Company utilizes the asset and liability method of accounting for income taxes pursuant to Statement of Financial Accounting Standards “Accounting for Income Taxes” (SFAS No. 109), which requires deferred income taxes to reflect the tax consequences of temporary differences between the assets and liabilities recognized for financial reporting purpose and such amounts recognized for tax purposes. The significant temporary differences of the Company relate to net operating loss carryforwards and depreciation.

Fair Value of Financial Instruments

The carrying amount of the Company’s cash and cash equivalents, accounts receivable, accounts payable, accrued expenses, unused airtime on phone cards and line of credit approximates fair value because of the short maturity of these instruments.

Going Concern

The Company’s continues to operate as a going concern. The Company has a negative Accumulated Deficit, and has not attained profitable operations. Management believes that sufficient funding in working capital will be available, and further restructuring of its operations will result in positive improvements to its operational capacity. The financial statements do not include any adjustment that might be necessary if the Company is unable to continue as a going concern.

NOTE B - TELEPHONE AND OFFICE EQUIPMENT

The Company has fixed assets primarily comprised of telecom equipment that is depreciated on a straight-line basis with an estimate of useful life of 5 years.

At June 30, 2005, the net book value of equipment serving as collateral for equipment and bank borrowings is $366,497.

Depreciation Expense for the period was $198,385, respectively.

NOTE C - LOAN FROM STOCKHOLDER

As at June 30, 2005, the Company has a non-interest bearing demand note payable with its majority stockholder totaling $411,134.

NOTE D - LINE OF CREDIT

At June 30, 2005, the line of credit with First Citizens Bank allowed for a maximum outstanding indebtedness of $471,692. The line bears interest at 6.5% and expired on May 26, 2006. The line is collateralized by equipment and guaranteed by the stockholders of the Company. The lending officer of the bank is related to the stockholders of the Company.

NOTE E - ACCRUED LIABILITES

At June 30, 2005, the Company recorded an Accrued Liability on Unused Airtime on Phonecards of $117,234.

NOTE F - LEASE OBLIGATIONS

In June 2005 the Company settled obligations under Capital Leases on Equipment which it was previously in arrears. Under the agreement, the Company agreed to return Equipment with a net book value of $531,979 to the vendor in exchange for a reduction of Capital Lease obligation of $649,107. The transaction resulted in a gain of approximately $73,128.

NOTE G - INCOME TAXES

As at June 30, 2005, the Company has approximately $2.3 million of net operating loss carryforwards which expire at various dates through 2024, and is offset by a valuation allowance of an equal amount.

NOTE H- COMMITMENTS AND CONTINGENCIES

COMMITMENTS

The Company leases office space under an operating lease agreement expiring December 2006. At June 30, 2005, minimum future rental payments under this operating lease are as follows:

2005  $58,297
2006  $121,301

CONTINGENCIES

Litigation

The Company is in settlement negotiation with various vendors who have threatened or filed lawsuits for delinquent payments. Amounts payable to these vendors have been recorded in accounts payable as of June 30, 2005. Management believes that the ultimate disposition of these matters will not have a material adverse effect on the operations or financial condition of the Company taken as a whole.

NOTE I - RELATED PARTY TRANSACTIONS

In period ending June 30, 2005, Revenue include sales of approximating $2.3 million to W.L. Petrey Wholesale Co., Inc., a company related by common ownership.

NOTE J - GOING CONCERN

As shown in the accompanying financial statements, as at June 30, 2005, the Company incurred a net loss of $303,573 and its liabilities exceed its assets by approximately $2.3 million. The financial statements do not include any adjustment that might be necessary if the Company is unable to continue as a going concern.

Subsequent to June 30, 2005, the Company has implemented a number of operational changes to improve the income to operations and improve the equity position. The Company has negotiated and settled a number of vendor liabilities, reduced headcount, and increased business efforts to focus on large and strategic clients. In addition, 80% interest of the Company was acquired by Jupiter Global Holdings per Note L, which will provide additional working capital to help the Company realize its business plan.

NOTE L - SUBSEQUENT EVENTS

On September 22, 2005, Jupiter Global Holdings (“Jupiter”) purchased an 80% interest in the Company for a purchase price of $2,000,000 in $70,000 cash and $1,930,000 promissory note in exchange newly issued shares of common stock, subject to adjustment based on the Company’s achievement of certain operational targets. The Promissory Note shall be paid in monthly installments of varying amounts through July 2006, at an interest rate of 8%. The Company holds these shares as security for the promissory note, to be released as operational targets are achieved and contingent payments are received. As at April 7, 1006, the remaining balance on this promissory note is $ 1,565,000.